UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-9105

New World Fund, Inc.
(Exact Name of Registrant as specified in charter)

333 South Hope Street
Los Angeles, California 90071
(Address of principal executive offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: October 31

Date of reporting period: October 31, 2005

Vincent P. Corti
Capital Research and Management Company
333 South Hope Street
Los Angeles, California 90071
(name and address of agent for service)

Copies to:
Richard M. Phillips
Kirkpatrick & Lockhart Nicholson Graham LLP
Four Embarcadero Center, 10th Floor
San Francisco, CA 94111
(Counsel for the Registrant)

ITEM 1 - Reports to Stockholders

[logo - American Funds®]

The right choice for the long term®

New World Fund

Becoming developed in the developing world

[photo of Budapest Fisherman's Bastion reflected in mirrored wall of the Budapest Hilton Hotel]

Annual report for the year ended October 31, 2005

New World FundSM seeks long-term growth of capital by investing in stocks and bonds with significant exposure to countries that have developing economies and/or markets.

This fund is one of the 29 American Funds. The organization ranks among the nation’s three largest mutual fund families. For more than seven decades, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Figures shown are past results for Class A shares and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity. For the most current information and month-end results, visit americanfunds.com. Fund results shown, unless otherwise indicated, are at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2005 (the most recent calendar quarter):

Lifetime
Class A shares	1 year	5 years	(since 6/17/99)

Reflecting 5.75% maximum sales charge	+24.24%	+10.01%	+8.59%

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on page 24 for details.

Results for other share classes can be found on page 30. Please see the inside back cover for important information about other share classes.

The return of principal for the bond holdings in New World Fund is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. Lower rated bonds are subject to greater fluctuations in value and risk of loss of income and principal. Investing outside the United States (especially in developing countries) is subject to additional risks, such as currency fluctuations, as does investing in smaller companies, as more fully described in the prospectus.

Fellow shareholders:

[photo of Budapest Fisherman's Bastion reflected in mirrored wall of the Budapest Hilton Hotel]

Global stocks posted strong gains for the year as many developing markets showed significant strength. Developing country stocks continued their trend of outpacing their developed world counterparts. Likewise, developing country bonds continued to help fund results with modest gains for the year.

Investment results

For the 12-month period ended October 31, 2005, the value of an investment in New World Fund rose 24.5% if, like most shareholders, you reinvested the dividend of 54.6 cents per share that was paid in December 2004.

As you can see in the table below, New World Fund continued to surpass its primary benchmark, the MSCI ACWI (All Country World) Index.SM The fund’s diversified portfolio also provided a better return than developed country stocks in general, as measured by the MSCI World Index,SM although it lagged behind developing country stocks as measured by the MSCI Emerging Markets Index.SM Looking at the results over the long term, however, can offer a more meaningful comparison since longer time periods encompass a variety of market conditions.

With the goal of reducing volatility while benefiting from long-term capital appreciation, New World Fund blends three types of investments — stocks of multinational companies based in the developed world, stocks of companies based in the developing world, and government and corporate bonds of developing country issuers.

The investment environment

With the start of 2005 came signs that global economic growth might be slowing. Inflation began to rise in the United States as higher energy prices were passed on to consumers. Growth forecasts for Europe were revised downward as domestic demand weakened. Asian markets were negatively affected by fears that a global slowdown would depress demand for their regional exports.

[Begin Sidebar]
Results at a glance
Average annual total returns with all distributions reinvested

	1 year	5 years	Lifetime
	(11/1/04- 10/31/05)	(11/1/00- 10/31/05)	(since 6/17/99)
New World Fund	+24.50%	+11.86%	+8.77%
MSCI ACWI (All Country World) IndexSM	+14.87	+1.20	+1.59
MSCI World IndexSM	+13.82	+0.57	+1.36
MSCI Emerging Markets (EM) Index	+34.34	+14.64	+9.17
JP Morgan Emerging Markets Bond Index Plus	+11.49	+12.86	+14.08

Because New World Fund invests in companies based in both the developed and developing worlds, its most appropriate benchmark is the MSCI ACWI, which blends the MSCI World and Emerging Markets indexes, weighted by market capitalization. The MSCI World Index measures 23 developed country stock markets, while the MSCI Emerging Markets Index measures 26 developing country stock markets. New World Fund also invests in developing country government and corporate bonds. The JP Morgan Emerging Markets Bond Index Plus measures total returns for developing country bonds. The indexes are unmanaged and do not reflect the effects of sales charges, commissions or expenses.
[End Sidebar]

[Begin Sidebar]
Where the fund’s assets are invested
Geographical distribution of net assets on October 31, 2005

Developed country equities	28.8%
Asia
South Korea	5.2
Hong Kong	2.5
Japan	2.5
Taiwan	1.8
Singapore	.3
The Americas
United States	3.9
Canada	.7
Europe
Switzerland	3.1
Austria	2.0
Spain	1.9
United Kingdom	1.7
Denmark	.5
France	.5
Sweden	.5
Finland	.4
Greece	.4
Netherlands	.4
Germany	.2
Portugal	.2
Norway	.1

Developing country equities	47.4%
Asia
India	7.8
Thailand	5.3
Indonesia	3.0
China	2.1
Philippines	2.1
Malaysia	.9
Pakistan	.5
The Americas
Brazil	11.8
Mexico	5.7
Panama	.4
Europe
Hungary	2.5
Poland	1.0
Russia	.9
Slovenia	.5
Turkey	.3
Africa/Middle East
Israel	1.5
South Africa	.7
Oman	.4

Developed country bonds	.3%
United States	.3

Developing country bonds	10.4
Asia
Philippines	.3
The Americas
Mexico	1.9
Brazil	1.6
Argentina	1.2
Panama	1.1
Peru	1.0
Colombia	.8
Chile	.1
Venezuela	.1
Europe
Russia	1.8
Turkey	.5

Short-term securities and
other assets less liabilities	13.1

Total	100.0%

[End Sidebar]

By the end of the third quarter, energy prices were down from their highs. Despite continued concerns about them and the impact of hurricane damage, the United States economy showed robust growth in the third quarter of 2005 (although the full effects of Katrina and Rita are yet to be known). Forecasters, however, continue to have concerns about the future pace of global economic growth.

Not surprisingly, the Chinese economy continues to grow at one of the fastest paces of any economy in the world. China continues to consume vast quantities of oil and other raw materials, which helped lift many companies in developing markets that export such products. Despite its robust economic strength, we remain cautious about investing in China as its markets still lack sufficient transparency to allow for reliable information.

Stock valuations around the world, meanwhile, remain at attractive levels. As investors, we aim to buy the stocks of well-managed companies at reasonable prices and hold them for the long term. Our ability to invest in both developing and developed countries gives us the flexibility we need to find attractively valued securities of well-managed companies that might otherwise be overlooked. This flexibility, along with our long-term outlook, makes us optimistic about prospects for the future.

Developing country bonds had modest gains for the year. They have provided steady returns, even as U.S. interest rates have been rising. Your fund invests in developing country bonds for their total return potential — income and price appreciation.

The fund’s portfolio

New World Fund’s investment adviser, Capital Research and Management Company, invests with a long-term focus based on thorough company-by-company research. This approach has helped us to achieve both geographic and industry diversification. As of October 31, our investors were part owners, through the fund, of more than 175 companies in 38 countries.

Taken from the vantage point of the fund’s three principal asset classes, here is a brief look at some of the recent developments that have influenced the fund’s growth this past year.

Developed country equities

South Korea was the big success story for developed country equities. A number of Korean companies posted strong gains for the year, including construction company Hyundai Development Corporation (+173.8%), search engine and Web game-maker NHN (+113.2%) and steel manufacturer INI Steel (+110.8%). In fact, these three companies accounted for the fund’s second-, third- and fourth-biggest returns. Overall, the fund’s holdings in Korean companies decreased as we continued to make adjustments resulting from South Korea’s reclassification as a developed country (see this year’s feature for an in-depth look at how and why countries are classified and reclassified).

Among producers of consumer staples, European companies were fairly strong. Swiss food manufacturer Nestlé saw its stock rise 25.4%. (In 2005, we increased our holdings in Nestlé, making it our 10th largest holding.) Dutch-owned Unilever returned 20.6%. In the United States, PepsiCo increased 19.2%, while Coca-Cola had a more modest return of 5.2%. Avon Products, meanwhile, fell 31.8%.

Once again, financial companies comprised the fund’s largest industry concentration in 2005. Among holdings in the developed world, Austria’s Erste Bank gained 16.5% while the United Kingdom’s HSBC declined a little over 3.0%.

At the close of the fiscal year, developed country equities accounted for nearly 30% of net assets, down from almost 40% a year ago as we continued to find strong opportunities in developing countries, most notably Brazil and India.

Developing country equities

Indeed, Brazil and India were the success stories for developing country markets, especially in the financial sector. Brazil’s Itaúsa, our sixth-largest holding, gained 107.7% and Banco Itaú Holding gained 97.8%. India’s Housing Development Finance gained 52.1%, while ICICI Bank gained 67.7%. For the first time, we entered the Pakistan market, investing in the National Bank of Pakistan.

Over the past year we’ve increased our holdings in Brazil. Thanks to its strong currency and good commodity prices, Brazil benefited from an overall strong economic environment in 2005. Banks in Brazil tended to trade at low multiples and valuations were very compelling. We believe that interest rates in Brazil will continue to come down, making bank holdings even more attractive.

India, meanwhile, garnered a great deal of attention in 2005 as the government continued to take steps to adopt more free-market policies. At the same time, many individual companies paid down debt and increased cash flows. The manufacturing sector also has become more competitive during the past few years.

Beyond the strong banking sector, utilities have shown strength as well. India has almost as many people as China but one-fifth of its power capacity. Bharat Heavy Electricals, which makes equipment for power plants, was up 82.1%, for example. India’s oil and gas companies have also benefited from growing demand. Oil producer and refiner Reliance Industries gained 45.1%.

Given the strong demand for raw and finished materials across the globe, many companies in these sectors did well this past year. Our construction materials holdings posted strong returns: Mexico’s Cemex rose 79.7% while India’s Associated Cement rose 75.0% and Thailand’s Siam City Cement gained 41.2%.

Metals and mining companies also saw increased demand. Brazil’s Cía. Vale do Rio Doce rose 100.6%, making it one of our largest returns for the year. Oil and gas companies in the developing world also had good gains. One of our largest holdings, Hungary’s MOL Magyar Olaj-és Gázipari, an integrated oil and gas enterprise in Central and Eastern Europe, gained 64.7%. Brazil’s Petrobras gained 80.0% while Indian gas company GAIL rose 21.0%.

Developing country stocks accounted for roughly 48% of net assets at the close of the fiscal year, up from nearly 43% a year earlier.

Developing country bonds

We remain somewhat cautious about developing country debt, although the fund’s bond holdings have provided some of the best returns over its lifetime. There are interesting opportunities here, just not as many as in the past.

One of them can be found in Argentina. In the second half of the year, we greatly increased our investment there. Finally rebounding from its financial crisis, Argentina restructured its debt and is benefiting from strong demand for its agricultural commodities. We’ve invested in the newly restructured bonds, some of which are denominated in U.S. dollars and others in Argentinean pesos.

As was the case a year ago, just over 10% of the fund’s portfolio was held in bonds, most of which were developing country government bonds.

On the next few pages, we invite you to learn more about how, and when, “developing” markets transition to “developed” ones and how that change affects investors in those markets.

We appreciate your continued support.

Cordially,

/s/ Gina H. Despres
Gina H. Despres
Vice Chairman of the Board

/s/ Robert W. Lovelace
Robert W. Lovelace
President

December 1, 2005

William I. Miller, an independent Director of the fund since 1999, has been elected non-executive chairman of the Board. Gina H. Despres, the previous chairman, has been elected vice chairman. As independent Board chair, Mr. Miller will chair Board meetings, including executive sessions of the independent Directors, and will be responsible for Board agendas, but will not have other executive or management responsibilities with the fund. He will remain unaffiliated with Capital Research and Management Company, the fund’s investment adviser, and any of its affiliates.

For current information about the fund, visit americanfunds.com.

The value of a long-term perspective

How a $10,000 investment has grown (for the period June 17, 1999, to October 31, 2005, with dividends reinvested)

Figures shown are past results for Class A shares and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For the most current information and month-end results, visit americanfunds.com. Fund figures reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus the net amount invested was $9,425.

[begin mountain chart]
	New World Fund (1)	MSCI ACWI (All Country World) Index (2)	MSCI Emerging Markets Index (2)
6/17/1999	$9,425	$10,000	$10,000
7/31/1999	$9,484	$9,959	$9,728
10/31/1999	$9,468	$10,338	$9,687
1/31/2000	$11,235	$10,925	$11,968
4/30/2000	$10,820	$11,158	$11,031
7/31/2000	$10,389	$10,907	$10,384
10/31/2000	$9,192	$10,421	$8,833
1/31/2001	$9,694	$10,190	$9,393
4/30/2001	$9,026	$9,338	$8,193
7/31/2001	$8,682	$8,810	$7,607
10/31/2001	$7,801	$7,800	$6,761
1/31/2002	$8,888	$8,128	$8,333
4/30/2002	$9,590	$8,165	$9,038
7/31/2002	$8,269	$7,034	$7,601
10/31/2002	$7,953	$6,741	$7,332
1/31/2003	$8,132	$6,573	$7,543
4/30/2003	$8,576	$7,008	$7,767
7/31/2003	$9,552	$7,726	$9,350
10/31/2003	$10,912	$8,443	$10,906
1/31/2004	$12,077	$9,272	$12,261
4/30/2004	$12,099	$9,177	$11,929
7/31/2004	$11,912	$9,142	$11,540
10/31/2004	$12,931	$9,627	$13,022
1/31/2005	$14,314	$10,330	$14,960
4/30/2005	$14,265	$10,238	$14,796
7/31/2005	$15,701	$10,940	$16,967
10/31/2005	$16,100	$11,059	$17,493
[end mountain chart]
1 As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
2 The index is unmanaged and does not reflect sales charges, commissions, or expenses. Index results are in USD with gross dividends reinvested.
3 For the period June 17, 1999 (when the fund began operations) through July 31, 1999.

The results shown are before taxes on fund distributions and sale of fund shares.

Average annual total returns based on a $1,000 investment (for periods ended October 31, 2005)*

Lifetime
	1 year	5 years	(since 6/17/99)

Class A shares	+17.35%	+10.55%	+7.76%

*Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on page 24 for details.

[Begin Pull Quote]
[close up photo of a map of South Korea]
“When you look at companies in Korea, for example, many are not the biggest companies in Korea or the biggest companies in Asia. They are the biggest companies in the world.”

Carl Kawaja
Portfolio counselor
[photo of Carl Kawaja]
[End Pull Quote]

Becoming developed in the developing world

[Begin Sidebar]
[night photo of Korean lanterns hanging from a ceiling]
de·vel·op, v.; to go through a process of natural growth, differentiation, or evolution by successive changes.

Since the Asian currency crisis in 1997, Korea has taken important steps to improve corporate governance and make its markets more transparent.
[End Sidebar]

As developing markets continue to mature, it’s inevitable that certain countries — and their markets — make the transition from “developing” to “developed.” Here’s a look at how New World Fund is uniquely positioned to handle these transitions.

What is a “developing country”? Why is it important that we classify countries into the categories of “developing” or “emerging” and “developed”? And, how do we measure their progress toward development? These are all questions that investment professionals who invest in developing markets have spent a great deal of time thinking about lately.

Twenty years ago, the World Bank popularized the “emerging markets” classification in an effort to encourage investment in those countries. It’s only natural that over two decades some developing countries have grown — some, such as Portugal and Greece, so much so as to be considered developed. Other countries, such as South Korea and Taiwan, are the subjects of a global debate about how to classify them.

But who decides when a country makes that transition? There are actually a number of groups that classify and track developing countries. Two major indexes, Morgan Stanley Capital International’s MSCI Emerging Markets Index and the Financial Times Stock Exchange (FTSE) Global Equity Index Series, track international markets and develop criteria for determining a country’s status as “developing” or “developed.” (See page 11 to learn more about MSCI.®)

These indexes play an important role in international investing. “We all, for various reasons, create ways we think about the world,” says Robert Lovelace, president of New World Fund and one of its five portfolio counselors. “In the investment world we create indexes. These become filters that help us simplify complicated data.”

MSCI and FTSE look at several factors, including gross national income per capita and the equity market framework. Mutual funds that aim to invest solely in developing countries often invest only in the countries classified as “emerging” by one of these indexes. These funds are often known as pure emerging market funds, even though, in many ways, they’re pure emerging country funds. That’s because these funds can only invest in companies based in those developing countries. When an index reclassifies a country as “developed,” pure emerging market funds tied to the index must sell their holdings in the reclassified country and can no longer invest there. Depending on the size of the country’s market, this shift can cause great disruption in an emerging market fund.

New World Fund, however, looks at investment opportunities in the developing world a little differently.

A different perspective

“When we started New World Fund in 1999 we tried to figure out what elements make the developing world exciting, and we discovered that it’s not about the countries — it’s about the companies that do business in those countries,” says Lovelace. The result: New World Fund doesn’t tie its investments to a particular index. As Mark Denning, another portfolio counselor, explains, “Even though a company is not domiciled in an emerging market, it can still benefit from it.”

This perspective offers many advantages. Unlike a pure emerging market fund, New World Fund has the flexibility to invest in:
•	stocks of multinational companies based in the developed world but with significant assets or revenues attributable to operations in developing countries
•	stocks of companies based in “qualified developing countries” (see sidebar on page 9 for a list of current qualifying countries), and
•	government and corporate bonds of developing country issuers.

This helps the fund meet one of its main objectives — trying to temper some of the volatility inherent in investing in developing countries. “By having the possibility of investing outside of the developing world, we try to reduce that volatility. So when developing markets are weak, New World Fund has tended to have better results than pure emerging market funds. When developing markets do really well, New World Fund has tended to do really well,” says Denning.

[Begin Sidebar]
[close up photo of a map of Taiwan]
New World Fund’s criteria for classifying a country as developing
• Per capita gross domestic product
• Percentage of the country’s economy that is industrialized
• Market capital as a percentage of gross domestic product
• Overall regulatory environment

Robert Lovelace
Portfolio counselor
[photo of Robert Lovelace]
[End Sidebar]

[Begin Sidebar]
[blurred photo of Asian character]
Taiwan has been classified as a developed market since New World Fund’s inception, but it’s still considered an “emerging” market by the major indexes.

Current qualifying developing countries in New World Fund

Argentina, Brazil, Chile, China, Colombia, Croatia, Czech Republic, Dominican Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Malaysia, Mexico, Morocco, Oman, Pakistan, Panama, Peru, Philippines, Poland, Russian Federation, Slovenia, South Africa, Thailand, Turkey and Venezuela.

Current qualifying developing countries in the MSCI Emerging Markets Index

Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, South Korea, Taiwan, Thailand, Turkey and Venezuela.

Current qualifying developing countries in the FTSE Global Equity Index

Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, South Korea, Taiwan, Thailand and Turkey.
[End Sidebar]

Still, just as indexes do, the fund’s portfolio counselors and analysts must assign criteria for determining a country’s status in order to help identify the markets in which the companies they invest in may do business. When evaluating a country’s status, they examine four major criteria:
• the country’s per capita gross domestic product
• the percentage of the country’s economy that is industrialized
• market capital as a percentage of gross domestic product
• the overall regulatory environment

Since the fund’s creation, the application of these criteria has resulted in a handful of countries graduating from “developing” to “developed.”

Unlike a pure emerging market fund, New World Fund is not forced to sell, nor divest, any of its current holdings in a country that changes status. And it can even continue to invest in companies in that country as long as they earn a significant portion of their revenue from, or have substantial assets in, developing countries.

So, although the fund can’t invest in, for example, a domestic power company in a developed country, there’s still a great deal that the fund can invest in. New opportunities are plentiful, especially since many companies — both in the United States and overseas — are benefiting heavily from growth in the developing world, particularly China.

Recent graduate

In 2004, New World Fund reclassified South Korea as a developed market. Even though no major index has followed suit, New World Fund was convinced that, on the basis of its criteria, Korea was no longer a developing country. (In fact, all American Funds hold this view.) Taiwan, meanwhile, has been classified by New World Fund as a developed market since the fund’s inception, but it’s still considered an “emerging” market by the major indexes.

Since the Asian currency crisis in 1997, Korea has taken important steps to improve corporate governance and make its markets more transparent. This led to increased investor confidence and, in turn, a strong stock market. Important fiscal and economic reforms, meanwhile, helped to create a high rate of economic growth and increased job creation. What emerged is a modern economy based more on skilled labor than unskilled labor, a work force concentrated in manufacturing and services, and a decrease in the percentage of agriculture-based economic output.

“We looked at Korea and it struck us that, in a number of cases, the ratio of agriculture to GDP was very low, and income per capita was above that of a developing market,” observes Denning.

In fact, the extent of the development in some areas was surprising. “When you look at companies in Korea, for example, many are not the biggest companies in Korea or even the biggest companies in Asia. They are the biggest companies in the world,” says Carl Kawaja, a New World Fund portfolio counselor.

In Korea, you’ll find Samsung Electronics, one of the 20 most profitable companies in the world. And Hyundai Motor currently has a market capitalization similar to that of General Motors. Taiwan, meanwhile, has huge petrochemical companies such as Formosa Plastics Group.

The gross domestic product of the two countries is fairly high as well, and their large populations translate into a significant number of consumers. “They’re big economic markets in absolute terms,” says Kawaja.

They’re also big stock markets, which means that any reclassification by the major indexes could have a strong impact on pure emerging market funds. Korea and Taiwan make up roughly 32% of the market capitalization, according to the MSCI Emerging Markets Index. If they are reclassified, emerging market funds will have to divest 32% of their portfolios and reinvest those assets elsewhere.

The good news for New World Fund’s investors is that the fund’s reclassification of South Korea has not had a big impact on the fund’s results. New World Fund can still invest in many Korean companies, such as INI Steel and Hyundai Development, that derive a large percentage of their sales from developing countries.

[Begin Pull Quote]
[close up of a map of Delhi]
“Even though a company is not domiciled in an emerging market, it can still benefit from it.”

Mark Denning
Portfolio counselor
[photo of Mark Denning]
[End Pull Quote]

[Begin Sidebar]
Gross Domestic Product (GDP)

Also known as gross national product, GDP is the market value of the goods and services produced by a country. It is made up of consumer and government purchases, private domestic investments and the net export of goods and services.
[End Sidebar]

Brave new worlds

Even as some countries become developed, the fund continues to find new investment opportunities in the developing world.

In the past year, the fund entered the Pakistani market for the first time, investing in the National Bank of Pakistan. India, too, has presented some exciting investment prospects, especially as a growing number of corporations based in the developed world move their service operations to English-speaking countries on the other side of the world.

In the years ahead, the developing world will continue to mature. In fact, we estimate that developing countries will account for more than 50% of the world’s economic growth over the next decade. From an investor’s perspective, that’s precisely why it makes sense to invest there. But as they mature, these countries will outgrow the classifications that place them in this distinct category called “developing.” Thanks to its flexible classification criteria and its unique investment strategy, New World Fund is well-positioned to take advantage of this growth and embrace the challenges it brings.

[Begin Sidebar]
A look inside Morgan Stanley Capital International (MSCI)

[photo of a windmill and tops of traditional Indian landmarks]
In the past year, the fund entered the Pakistani market for the first time, investing in the National Bank of Pakistan. India, too, has presented some exciting investment prospects.

Giacomo Fachinotti, chairman of the MSCI Equity Index Committee, discusses how MSCI, a provider of global equity indexes, views emerging market classification.*

When did MSCI begin classifying certain countries as emerging?
In order to meet the growing needs of investors in emerging markets, MSCI in 1987 developed a new index series covering emerging markets. Since January 1988, MSCI has maintained its own categorization for developed and emerging markets.

What criteria does MSCI use to determine if a country should be classified as an emerging or developed market?
MSCI provides classification from the perspective of an international equity benchmark provider. Our standards for country classification have evolved over time, particularly with respect to MSCI’s analysis of sustainability of economic and capital market development. We look primarily at economic development, market depth and breadth and the operational and regulatory framework.

How does MSCI prepare to announce a reclassification?
Because there may be important implications for the investment process, MSCI’s review process requires it to conclude that a change is not only warranted but also irreversible, and a wide range of factors and criteria are considered in the course of the analysis.

MSCI places a lot of importance on the announcement process, which is designed to be clear and orderly. Formal public reviews and consultation processes take place before any final decision-making at MSCI. The lead-time between MSCI’s final announcement and the implementation of the reclassification is very long, generally at least six months. This long notice ensures that the impact of a reclassification, if any, is minimized.

What was the last country MSCI graduated?
How did that process work? In 2001, MSCI reclassified Greece from “emerging” to “developed” in the MSCI equity index series. A consultation on the status of the country was conducted with a wide range of investors from different regions on all aspects of the country classification methodology. The consultation was publicly announced in March 2000 and concluded July 15, 2000.

After analysis of the findings, MSCI then announced its final decision to reclassify the country and communicated the details of the implementation of the change. The change took place on March 31, 2001, thereby giving eight months’ notice since the announcement of the change.

The change in the classification of the MSCI Greece Index from an emerging to a developed market index was based on the country’s relatively high level of economic and equity market development. Moreover, Greece had enacted sound economic, fiscal and monetary policies that helped it qualify for admission to the European Economic and Monetary Union (EMU). This created a solid basis for increased economic and financial stability, including reduced currency risk and a lower cost of capital. The Greek equity market had also undergone important changes over the past years with significant growth in size and liquidity. Simultaneously, there had been a marked improvement in the operational efficiency of Greece’s equity markets.

*The Capital Group Companies is a financial investor in MSCI. It was involved in the creation of the original indexes that now constitute MSCI.
[End Sidebar]

Summary investment portfolio,October 31, 2005

The following summary investment portfolio is designed to streamline the report and help investors better focus on a fund’s principal holdings. For details on how to obtain a complete schedule of portfolio holdings, please see the inside back cover.

[begin pie chart]

Industry sector diversification (percent of net assets)
Financials	16.21%
Telecommunication Services	10.36
Consumer Staples	8.62
Materials	7.75
Consumer Discretionary	6.77
Other industries	26.51
Bonds & notes	10.71
Short-term securities and other assets less liabilities	13.07

[end pie chart]

		Market	Percent
		value	of net
Common stocks - 76.21%	Shares	(000)	assets

Financials - 16.21%
Grupo Financiero Banorte, SA de CV	9,280,000	$79,157	1.48%
Itaúsa - Investimentos Itaú SA, preferred nominative	20,226,642	60,630	1.13
EFG International (1)	1,938,000	55,670	1.04
Banco Itaú Holding Financeira SA, preferred nominative	2,165,000	51,908.97
Unibanco-União de Bancos Brasileiros SA, units (GDR)	766,000	40,062
Unibanco-União de Bancos Brasileiros SA, units	1,000,000	10,407.94
Housing Development Finance Corp. Ltd.	2,207,818	47,446.89
National Savings and Commercial Bank Ltd. (2)	1,291,000	46,626.87
KASIKORNBANK PCL, nonvoting depositary receipt (2)	25,300,000	37,626.70
Erste Bank der oesterreichischen Sparkassen AG (2)	716,800	37,257.70
Other securities		400,989	7.49
		867,778	16.21

Telecommunication services - 10.36%
Perusahaan Perseroan (Persero) PT Telekomunikasi Indonesia Tbk, Class B (2)	161,770,000	80,737	1.51
Philippine Long Distance Telephone Co. (2)	2,129,960	64,971	1.21
América Móvil SA de CV, Series L (ADR)	2,178,600	57,188	1.07
Telefónica, SA (2)	3,358,314	53,495	1.00
Partner Communications Co. Ltd. (2)	3,481,800	28,589
Partner Communications Co. Ltd. (ADR)	1,735,000	14,123.80
Tele Norte Leste Participações SA, preferred nominative	2,043,905	35,833.67
Advanced Info Service PCL (2)	13,641,500	33,493.62
Other securities		186,316	3.48
		554,745	10.36

Consumer staples - 8.62%
Fomento Económico Mexicano, SA de CV (ADR)	1,182,000	80,364	1.50
Nestlé SA (2)	187,700	55,819	1.04
Pyaterochka Holding NV (GDR) (1) (2) (3)	2,167,800	42,501
Pyaterochka Holding NV (GDR) (1) (2)	50,000	980.81
Tesco PLC (2)	6,185,000	32,895.62
Other securities		248,907	4.65
		461,466	8.62

Materials - 7.75%
INI Steel Co. (2)	1,975,000	44,078.82
Cía. Vale do Rio Doce, preferred nominative, Class A	1,192,000	43,943.82
Hindalco Industries Ltd. (2)	15,490,820	39,440.74
Aracruz Celulose SA, Class B, preferred nominative (ADR)	888,000	34,010.64
Votorantim Celulose e Papel SA, preferred nominative (ADR)	2,835,000	33,935.63
AngloGold Ashanti Ltd. (2)	849,785	33,666.63
Other securities		185,810	3.47
		414,882	7.75

Consumer discretionary - 6.77%
Toyota Motor Corp. (2)	1,058,700	48,413.90
Maruti Udyog Ltd. (2)	3,567,000	43,513.81
Shangri-La Asia Ltd. (2)	26,874,000	37,619.71
Honda Motor Co., Ltd. (2)	614,500	33,562.63
Other securities		199,258	3.72
		362,365	6.77

Industrials - 6.30%
Daelim Industrial Co., Ltd. (2)	1,003,260	58,359	1.09
Wienerberger AG (2)	1,199,000	46,354.86
Thai Airways International PCL (2)	50,138,200	45,500.85
Hyundai Development Co. (2)	887,000	32,557.61
Other securities		154,784	2.89
		337,554	6.30

Utilities - 5.73%
CPFL Energia SA (ADR)	2,155,000	67,171	1.25
Cia. Energética de Minas Gerais - CEMIG, preferred nominative	1,349,200,000	49,204.92
NTPC Ltd. (2)	15,986,000	34,499.64
Other securities		156,050	2.92
		306,924	5.73

Energy - 4.51%
MOL Magyar Olaj- és Gázipari Rt., Class A (2)	645,000	59,658	1.11
Petróleo Brasileiro SA - Petrobras, ordinary nominative (ADR)	559,000	35,720.67
Other securities		145,960	2.73
		241,338	4.51

Information technology - 3.83%
NHN Corp. (1) (2)	287,482	47,600.89
Kingboard Chemical Holdings Ltd. (2)	21,199,400	44,775.84
Other securities		112,823	2.10
		205,198	3.83

Health care - 1.51%		80,932	1.51

Miscellaneous - 4.62%
Other common stocks in initial period of acquisition		247,276	4.62

Total common stocks (cost: $3,056,380,000)		4,080,458	76.21

		Market	Percent
		value	of net
Warrants - 0.01%		(000)	assets

Information technology - 0.01%		494.01

Total warrants (cost: $0)		494.01

	Principal	Market	Percent
	amount	value	of net
Bonds & notes - 10.71%	(000)	(000)	assets

Non-U.S. government agency bonds & notes - 10.11%
United Mexican States Government Global 4.83%-11.375% 2008-2016 (4)	$72,466	83,740
United Mexican States Government 8.00%-9.50% 2013-2023	MXP 150,000	13,190	1.81
Russian Federation 8.25% 2010	$49,400	52,848
Russian Federation 5.00% 2030 (3) (4)	30,813	34,279
Russian Federation 5.00%-8.25% 2010-2030 (3) (5)	8,648	9,379	1.80
Brazilian Treasury Bill 0% 2007	R$ 5	1,949
Brazil (Federal Republic of) Global 5.25%-14.50% 2009-2040 (4)	$73,112	82,746	1.58
Argentina (Republic of) 3.504% 2012 (4)	18,700	14,514
Argentina (Republic of) 6.501% 2033 (6) (7)	ARS 111,031	38,879
Argentina (Republic of) 0.72%-2.192% 2014-2038 (7)	71,849	11,951	1.22
Panama (Republic of) Global 8.25%-10.75% 2008-2029	$52,313	59,681	1.12
Other securities		138,299	2.58
		541,455	10.11

Other - 0.60%		31,859.60

Total bonds & notes (cost: $519,864,000)		573,314	10.71

	Principal	Market	Percent
	amount	value	of net
Short-term securities - 12.69%	(000)	(000)	assets

Barclays U.S. Funding LLC 3.835% due 11/28/2005	$39,500	39,384.74
Siemens Capital Co. LLC 3.85%-3.98% due 11/10/2005-12/16/2005	37,100	36,933.69
IXIS Commercial Paper Corp. 3.80%-3.94% due 11/10/2005-12/13/2005 (3)	35,200	35,111.66
Dexia Delaware LLC 3.84%-3.855% due 11/15/2005-11/28/2005	34,200	34,132.64
KfW International Finance Inc. 3.92%-4.04% due 12/13/2005-12/27/2005 (3)	34,100	33,908.63
Toyota Motor Credit Corp. 3.98% due 12/28/2005 (8)	13,100	13,019.24
Other securities		486,774	9.09

Total short-term securities (cost: $679,250,000)		679,261	12.69

Total investment securities (cost: $4,255,494,000)		5,333,527	99.62
Other assets less liabilities		20,165.38

Net assets		$5,353,692	100.00%

"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.
"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

The following footnotes to the summary investment portfolio apply to either the individual securities noted or one or more of the securities aggregated and listed as a single item.

(1) Security did not produce income during the last 12 months.
(2) Valued under fair value procedures adopted by authority of the Board of Directors. At
October 31, 2005, 126 of the fund's securities, including those in "Other securities" and "Miscellaneous" in the summary investment portfolio
(with aggregate value of $2,416,634,000), were fair valued under procedures that took into account significant price changes that occurred between the close of trading in those securities and the close of regular trading on the New York
Stock Exchange.
(3) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities, including those in "Other securities" in the summary investment portfolio, was $349,493,000, which represented 6.53% of the net assets of the fund.
(4) Coupon rate may change periodically.
(5) Step bond; coupon rate will increase at a later date.
(6) Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
(7) Index-linked bond whose principal amount moves with a government retail price index.
(8) This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

The description of the companies shown in the summary investment portfolio, which were obtained from published reports and other sources believed to be reliable, are supplemental and are not covered by the Report of Independent Registered Public Accounting Firm.

ADR = American Depositary Receipts
GDR = Global Depositary Receipts

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities
at October 31, 2005 (dollars and shares in thousands, except per-share amounts)

Assets:
Investment securities at market (cost: $4,255,494)		$5,333,527
Cash denominated in non-U.S. currencies
(cost: $564)		554
Cash		2,092
Receivables for:
Sales of investments	$14,795
Sales of fund's shares	30,616
Dividends and interest	13,691	59,102
		5,395,275
Liabilities:
Payables for:
Purchases of investments	31,743
Repurchases of fund's shares	2,561
Investment advisory services	2,683
Services provided by affiliates	2,303
Deferred Directors' compensation	953
Other fees and expenses	1,340	41,583
Net assets at October 31, 2005		$5,353,692

Net assets consist of:
Capital paid in on shares of capital stock		$4,244,754
Undistributed net investment income		54,426
Accumulated net realized loss		(22,539)
Net unrealized appreciation		1,077,051
Net assets at October 31, 2005		$5,353,692

Total authorized capital stock - 200,000 shares, $.01 par value (147,758 total shares outstanding)

	Net assets	Shares outstanding	Net asset value per share (1)

Class A	$4,194,702	115,502	$36.32
Class B	170,020	4,761	35.71
Class C	245,815	6,939	35.42
Class F	335,491	9,285	36.13
Class 529-A	75,499	2,086	36.19
Class 529-B	11,058	311	35.58
Class 529-C	19,659	552	35.60
Class 529-E	4,030	112	36.00
Class 529-F	3,933	109	36.15
Class R-1	3,362	94	35.64
Class R-2	47,469	1,333	35.62
Class R-3	40,924	1,135	36.07
Class R-4	14,240	392	36.33
Class R-5	187,490	5,147	36.43

(1) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for classes A and 529-A, for which the maximum offering prices per share were $38.54 and $38.40, respectively.

See Notes to Financial Statements

Statement of operationsfor the year ended October 31, 2005	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. withholding tax of $9,616)	$77,256
Interest	48,326	$125,582

Fees and expenses:(1)
Investment advisory services	27,569
Distribution services	12,601
Transfer agent services	3,934
Administrative services	1,382
Reports to shareholders	453
Registration statement and prospectus	417
Postage, stationery and supplies	522
Directors' compensation	451
Auditing and legal	153
Custodian	2,374
State and local taxes	68
Other	126
Total fees and expenses before reimbursements/waivers	50,050
Less reimbursement/waiver of fees and expenses:
Investment advisory services	2,274
Administrative services	110
Total fees and expenses after reimbursements/waivers		47,666
Net investment income		77,916

Net realized gain and change in unrealized appreciation
on investments and non-U.S. currency:
Net realized gain (loss) on:
Investments	165,849
Non-U.S. currency transactions	(1,548)	164,301
Net change in unrealized appreciation on:
Investments	553,027
Non-U.S. currency translations	75	553,102
Net realized gain and change in unrealized appreciation
on investments and non-U.S. currency		717,403
Net increase in net assets resulting
from operations		$795,319

(1) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets	(dollars in thousands)

	Year ended October 31
	2005	2004
Operations:
Net investment income	$77,916	$37,346
Net realized gain on investments and
non-U.S. currency transactions	164,301	103,824
Net change in unrealized appreciation on investment and
non-U.S. currency translations	553,102	223,009
Net increase in net assets resulting
from operations	795,319	364,179

Dividends paid to shareholders from net investment income	(52,051)	(42,150)
and non U.S. currency gains

Capital share transactions	1,877,407	641,208

Total increase in net assets	2,620,675	963,237

Net assets:
Beginning of year	2,733,017	1,769,780
End of year (including undistributed net investment
income: $54,426 and $10,894, respectively)	$5,353,692	$2,733,017

See Notes to Financial Statements

Notes to financial statements

1.	Organization and significant accounting policies

Organization - New World Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital by investing in stocks and bonds with significant exposure to countries that have developing economies and/or markets.

The fund offers 14 share classes consisting of four retail share classes, five CollegeAmerica®  savings plan share classes and five retirement plan share classes. The CollegeAmerica savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F) can be utilized to save for college education. The five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion rights. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F and 529-F	None	None	None
Classes R-1, R-2, R-3, R-4 and R-5	None	None	None

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

Security valuation - Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from an independent pricing service when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Securities and other assets for which representative market quotations are not readily available are fair valued as determined in good faith under procedures adopted by authority of the fund's Board of Directors. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; and changes in overall market conditions. If events occur that materially affect the value of securities (particularly non-U.S. securities) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, the securities are fair valued.

Security transactions and related investment income - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations - Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Non-U.S. currency translation - Assets and liabilities, including investment securities, denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. In the accompanying financial statements, the effects of changes in non-U.S. exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in non-U.S. currencies are disclosed separately.

Forward currency contracts - The fund may enter into forward currency contracts, which represent agreements to exchange non-U.S. currencies on specific future dates at predetermined rates. The fund enters into these contracts to manage its exposure to changes in non-U.S. exchange rates arising from investments denominated in non-U.S. currencies. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in non-U.S. exchange rates. Due to these risks, the fund could incur losses up to the entire contract amount, which may exceed the net unrealized value shown in the accompanying financial statements. On a daily basis, the fund values forward currency contracts based on the applicable exchange rates and records unrealized gains or losses. The fund records realized gains or losses at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency.

2.	Non-U.S. investments

Investment risk - The risks of investing in securities of non-U.S. issuers may include, but are not limited to, investment and repatriation restrictions; revaluation of currencies; adverse political, social and economic developments; government involvement in the private sector; limited and less reliable investor information; lack of liquidity; certain local tax law considerations; and limited regulation of the securities markets.

Taxation - Dividend and interest income is recorded net of non-U.S. withholding taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities. For the year ended October 31, 2005, non-U.S. withholding taxes paid on realized gains were $1,173,000. As of October 31, 2005, non-U.S. taxes provided on unrealized gains were $1,082,000.

3. Federal income taxation and distributions

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made.

Distributions - Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses; short-term capital gains and losses; unrealized appreciation of certain investments in non-U.S. securities; deferred expenses; cost of investments sold; paydowns on investments; net capital losses; and interest from defaulted securities. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. As of October 31, 2005, the cost of investment securities for federal income tax purposes was $4,290,535,000.

During the year ended October 31, 2005, the fund reclassified $17,692,000 to undistributed net investment income from undistributed net realized gains and $25,000 from undistributed net investment income to capital paid in on shares of capital stock to align financial reporting with tax reporting.

As of October 31, 2005, the components of distributable earnings on a tax basis were as follows (dollars in thousands):

Undistributed net investment income and non-U.S. currency gains	$90,373
Short-term capital loss deferrals	(22,491)
Gross unrealized appreciation on investment securities	1,157,804
Gross unrealized depreciation on investment securities	(114,812)
Net unrealized appreciation on investment securities	1,042,992

Short-term capital loss deferrals above include a capital loss carryforward of $22,491,000 expiring in 2011. During the year ended October 31, 2005, the fund realized, on a tax basis, a net capital gain of $146,594,000, which was offset by the utilization of capital loss carryforwards. The remaining capital loss carryforward will be used to offset any capital gains realized by the fund in future years through the expiration date. The fund will not make distributions from capital gains while a capital loss carryforward remains.

Ordinary income distributions paid to shareholders from net investment income were as follows (dollars in thousands):

Share class	Year ended October 31, 2005	Year ended October 31, 2004
Class A	$42,710	$36,096
Class B	1,140	1,014
Class C	1,414	945
Class F	3,321	2,050
Class 529-A	615	338
Class 529-B	67	49
Class 529-C	101	81
Class 529-E	28	17
Class 529-F	43	25
Class R-1	24	7
Class R-2	259	139
Class R-3	292	148
Class R-4	79	34
Class R-5	1,958	1,207
Total	$52,051	$42,150

4. Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Service Company ("AFS"), the fund’s transfer agent, and American Funds Distributors, Inc. ("AFD"), the principal underwriter of the fund’s shares.

Investment advisory services - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. At the beginning of the year, these fees were based on a declining series of annual rates beginning with 0.850% on the first $500 million of daily net assets and decreasing to 0.620% on such assets in excess of $2.5 billion. The Board of Directors approved an amended agreement effective March 10, 2005, continuing the series of rates to include additional annual rates of 0.580% on daily net assets in excess of $4 billion but not exceeding $6.5 billion and 0.540% on such assets in excess of $6.5 billion. At the beginning of the year, CRMC waived 5% of these fees and increased the waiver to 10% on April 1, 2005. During the year ended October 31, 2005, total investment advisory services fees waived by CRMC were $2,274,000. As a result, the fee shown on the accompanying financial statements of $27,569,000, which was equivalent to an annualized rate of 0.685%, was reduced to $25,295,000, or 0.629% of average daily net assets.

Class-specific fees and expenses - Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services - The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the Board of Directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted <below/on the following page>. In some cases, the Board of Directors has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD for providing certain shareholder services. The remaining amounts available to be paid under each plan are paid to selling dealers to compensate them for their selling activities.

For classes A and 529-A, the Board of Directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of October 31, 2005, there were no unreimbursed expenses subject to reimbursement for classes A or 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Classes 529-E and R-3	0.50	0.75
Classes F, 529-F and R-4	0.25	0.50

Transfer agent services - The fund has a transfer agent agreement with AFS for classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

Administrative services - The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all share classes other than classes A and B. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. CRMC has agreed to pay AFS on the fund's behalf for a portion of the transfer agent services fees for some of the retirement plan share classes. For the year ended October 31, 2005, the total administrative services fees paid by CRMC were $2,000, $100,000 and $8,000 for classes R-1, R-2 and R-3, respectively. Administrative services fees are presented gross of any payments made by CRMC. Each 529 share class is subject to an additional annual administrative services fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the CollegeAmerica plan. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described [above/on the previous page] for the year ended October 31, 2005, were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services
			CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services
Class A	$8,243	$3,753	Not applicable	Not applicable	Not applicable
Class B	1,288	181	Not applicable	Not applicable	Not applicable
Class C	1,691	Included in administrative services	$254	$54	Not applicable
Class F	622		313	65	Not applicable
Class 529-A	87		67	10	$52
Class 529-B	82		11	5	8
Class 529-C	138		18	7	14
Class 529-E	14		4	1	3
Class 529-F	4		4	1	3
Class R-1	24		3	3	Not applicable
Class R-2	236		47	185	Not applicable
Class R-3	152		45	49	Not applicable
Class R-4	20		12	2	Not applicable
Class R-5	Not applicable		138	4	Not applicable
Total	$12,601	$3,934	$916	$386	$80

Deferred Directors’ compensation - Since the adoption of the deferred compensation plan in 1999, Directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation of $451,000, shown on the accompanying financial statements, includes $254,000 in current fees (either paid in cash or deferred) and a net increase of $197,000 in the value of the deferred amounts.

Affiliated officers and Directors - Officers and certain Directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or Directors received any compensation directly from the fund.

5. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Share class	Sales(1)		Reinvestments of dividends and distributions		Repurchases(1)		Net increase
	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended October 31, 2005
Class A	$1,725,369	50,781	$ 40,564	1,293	$ (375,444)	(11,102)	$1,390,489	40,972
Class B	71,650	2,138	1,100	35	(15,270)	(458)	57,480	1,715
Class C	141,506	4,264	1,352	44	(22,546)	(685)	120,312	3,623
Class F	179,769	5,348	2,907	94	(54,524)	(1,644)	128,152	3,798
Class 529-A	36,812	1,091	615	20	(2,124)	(63)	35,303	1,048
Class 529-B	4,262	128	67	2	(200)	(6)	4,129	124
Class 529-C	9,846	297	101	3	(848)	(26)	9,099	274
Class 529-E	1,949	58	28	1	(107)	(3)	1,870	56
Class 529-F	1,318	40	43	1	(279)	(8)	1,082	33
Class R-1	2,530	75	24	1	(1,325)	(39)	1,229	37
Class R-2	32,939	988	258	8	(8,685)	(260)	24,512	736
Class R-3	30,144	898	290	9	(11,345)	(323)	19,089	584
Class R-4	11,245	331	79	3	(1,791)	(53)	9,533	281
Class R-5	83,844	2,476	1,837	59	(10,553)	(313)	75,128	2,222
Total net increase
(decrease)	$2,333,183	68,913	$ 49,265	1,573	$ (505,041)	(14,983)	$1,877,407	55,503

Year ended October 31, 2004
Class A	$ 625,724	22,400	$ 34,242	1,300	$ (246,193)	(8,873)	$ 413,773	14,827
Class B	37,650	1,366	985	38	(11,205)	(408)	27,430	996
Class C	58,556	2,139	905	35	(11,002)	(406)	48,459	1,768
Class F	105,482	3,817	1,807	69	(32,794)	(1,192)	74,495	2,694
Class 529-A	15,766	568	338	13	(1,171)	(42)	14,933	539
Class 529-B	2,319	85	49	2	(83)	(3)	2,285	84
Class 529-C	3,863	141	81	3	(592)	(22)	3,352	122
Class 529-E	796	29	17	1	(35)	(2)	778	28
Class 529-F	1,198	43	25	1	(89)	(3)	1,134	41
Class R-1	1,889	68	7	-*	(707)	(26)	1,189	42
Class R-2	12,563	455	136	5	(2,803)	(102)	9,896	358
Class R-3	11,921	424	146	5	(3,154)	(114)	8,913	315
Class R-4	2,965	108	34	1	(600)	(22)	2,399	87
Class R-5	38,583	1,380	1,171	44	(7,582)	(275)	32,172	1,149
Total net increase
(decrease)	$ 919,275	33,023	$ 39,943	1,517	$ (318,010)	(11,490)	$ 641,208	23,050

* Amount less than one thousand.
(1) Includes exchanges between share classes of the fund.
6. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities, of $2,322,605,000 and $911,679,000, respectively, during the year ended October 31, 2005.

CollegeAmerica is a registered trademark of and sponsored by the Virginia College Savings Plan.SM

Financial highlights (1)

		Income (loss) from investment operations(2)
	Net asset value, beginning of period	Net investment income		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net asset value, end of period	Total return (3)	Net assets, end of period (in millions)		Ration of expenses to average net assets before reimbursements/waivers		Ration of expenses to average net assets after reimbursements/waivers		Ratio of net income to average net assets
Class A:
Year ended 10/31/2005	$29.68	$.68		$6.51	$7.19	$(.55)	$36.32	24.50%	$4,195		1.18%		1.12%		2.00%
Year ended 10/31/2004	25.60	.47		4.20	4.67	(.59)	29.68	18.51	2,212		1.23		1.22		1.68
Year ended 10/31/2003	18.90	.39		6.56	6.95	(.25)	25.60	37.19	1,528		1.31		1.31		1.86
Year ended 10/31/2002	19.04	.34		.07	.41	(.55)	18.90	1.95	1,071		1.34		1.34		1.65
Year ended 10/31/2001	22.81	.47		(3.87)	(3.40)	(.37)	19.04	(15.13)	1,053		1.29		1.29		2.15
Class B:
Year ended 10/31/2005	29.23	.42		6.42	6.84	(.36)	35.71	23.57	170		1.94		1.88		1.24
Year ended 10/31/2004	25.29	.25		4.14	4.39	(.45)	29.23	17.58	89		2.01		2.00		.91
Year ended 10/31/2003	18.69	.22		6.50	6.72	(.12)	25.29	36.12	52		2.10		2.10		1.05
Year ended 10/31/2002	18.82	.16		.09	.25	(.38)	18.69	1.17	29		2.15		2.15		.78
Year ended 10/31/2001	22.71	.28		(3.85)	(3.57)	(.32)	18.82	(15.91)	20		2.13		2.13		1.32
Class C:
Year ended 10/31/2005	29.03	.40		6.37	6.77	(.38)	35.42	23.52	246		1.98		1.92		1.21
Year ended 10/31/2004	25.18	.24		4.11	4.35	(.50)	29.03	17.53	96		2.04		2.03		.89
Year ended 10/31/2003	18.66	.21		6.48	6.69	(.17)	25.18	36.10	39		2.12		2.12		.99
Year ended 10/31/2002	18.76	.12		.12	.24	(.34)	18.66	1.15	13		2.14		2.14		.61
Period from 3/15/2001 to 10/31/2001	21.44	.09		(2.77)	(2.68)	-	18.76	(12.50)	3		2.19	(5)	2.19	(5)	.69	(5)
Class F:
Year ended 10/31/2005	29.54	.67		6.47	7.14	(.55)	36.13	24.46	336		1.19		1.14		1.98
Year ended 10/31/2004	25.52	.46		4.17	4.63	(.61)	29.54	18.44	162		1.27		1.26		1.65
Year ended 10/31/2003	18.88	.38		6.54	6.92	(.28)	25.52	37.10	71		1.35		1.35		1.77
Year ended 10/31/2002	18.98	.28		.12	.40	(.50)	18.88	1.95	23		1.38		1.38		1.35
Period from 3/16/2001 to 10/31/2001	21.42	.21		(2.65)	(2.44)	-	18.98	(11.39)	3		1.40	(5)	1.40	(5)	1.62	(5)
Class 529-A:
Year ended 10/31/2005	29.59	.67		6.48	7.15	(.55)	36.19	24.45	76		1.21		1.15		1.97
Year ended 10/31/2004	25.56	.46		4.18	4.64	(.61)	29.59	18.43	31		1.27		1.26		1.65
Year ended 10/31/2003	18.89	.40		6.54	6.94	(.27)	25.56	37.18	13		1.30		1.30		1.87
Period from 2/19/2002 to 10/31/2002	21.19	.14		(2.44)	(2.30)	-	18.89	(10.85)	5		1.47	(5)	1.47	(5)	.99	(5)
Class 529-B:
Year ended 10/31/2005	29.15	.36		6.41	6.77	(.34)	35.58	23.38	11		2.09		2.04		1.09
Year ended 10/31/2004	25.25	.20		4.14	4.34	(.44)	29.15	17.41	6		2.17		2.17		.74
Year ended 10/31/2003	18.79	.19		6.48	6.67	(.21)	25.25	35.86	3		2.27		2.27		.89
Period from 2/26/2002 to 10/31/2002	21.20	.02		(2.43)	(2.41)	-	18.79	(11.37)	1		2.25	(5)	2.25	(5)	.14	(5)
Class 529-C:
Year ended 10/31/2005	29.17	.37		6.40	6.77	(.34)	35.60	23.38	20		2.08		2.02		1.11
Year ended 10/31/2004	25.28	.21		4.14	4.35	(.46)	29.17	17.43	8		2.16		2.15		.76
Year ended 10/31/2003	18.79	.19		6.50	6.69	(.20)	25.28	35.90	4		2.24		2.24		.90
Period from 2/25/2002 to 10/31/2002	21.15	.04		(2.40)	(2.36)	-	18.79	(11.16)	1		2.21	(5)	2.21	(5)	.26	(5)
Class 529-E:
Year ended 10/31/2005	29.46	.56		6.45	7.01	(.47)	36.00	24.02	4		1.55		1.49		1.65
Year ended 10/31/2004	25.46	.36		4.18	4.54	(.54)	29.46	18.07	2		1.62		1.61		1.31
Year ended 10/31/2003	18.86	.31		6.53	6.84	(.24)	25.46	36.64	1		1.69		1.69		1.47
Period from 3/22/2002 to 10/31/2002	22.57	.10		(3.81)	(3.71)	-	18.86	(16.44)	-	(6)	1.66	(5)	1.66	(5)	.78	(5)
Class 529-F:
Year ended 10/31/2005	29.53	.68		6.47	7.15	(.53)	36.15	24.49	4		1.17		1.11		2.02
Year ended 10/31/2004	25.54	.43		4.18	4.61	(.62)	29.53	18.33	2		1.37		1.36		1.54
Year ended 10/31/2003	18.90	.39		6.52	6.91	(.27)	25.54	37.01	1		1.43		1.43		1.74
Period from 9/17/2002 to 10/31/2002	19.44	-	(7)	(.54)	(.54)	-	18.90	(2.78)	-	(6)	.17		.17		-	(8)
Class R-1:
Year ended 10/31/2005	$29.22	$.40		$6.41	$6.81	$(.39)	$35.64	23.51%	$3		2.06%		1.92%		1.19%
Year ended 10/31/2004	25.33	.25		4.14	4.39	(.50)	29.22	17.57	2		2.16		2.04		.92
Year ended 10/31/2003	18.85	.23		6.50	6.73	(.25)	25.33	36.07	-	(6)	2.84		2.10		1.05
Period from 6/11/2002 to 10/31/2002	22.44	.01		(3.60)	(3.59)	-	18.85	(16.00)	-	(6)	3.49		.81		.06
Class R-2:
Year ended 10/31/2005	29.21	.41		6.40	6.81	(.40)	35.62	23.53	47		2.27		1.89		1.23
Year ended 10/31/2004	25.34	.25		4.14	4.39	(.52)	29.21	17.58	17		2.57		2.00		.91
Year ended 10/31/2003	18.86	.22		6.51	6.73	(.25)	25.34	36.09	6		2.69		2.06		.98
Period from 6/7/2002 to 10/31/2002	22.37	(.02)		(3.49)	(3.51)	-	18.86	(15.69)	1		1.04		.83		(.11)
Class R-3:
Year ended 10/31/2005	29.53	.55		6.47	7.02	(.48)	36.07	24.02	41		1.60		1.51		1.62
Year ended 10/31/2004	25.56	.36		4.18	4.54	(.57)	29.53	18.03	16		1.70		1.62		1.30
Year ended 10/31/2003	18.96	.30		6.56	6.86	(.26)	25.56	36.63	6		1.84		1.68		1.37
Period from 6/6/2002 to 10/31/2002	22.41	.03		(3.48)	(3.45)	-	18.96	(15.39)	1.77				.68		.13
Class R-4:
Year ended 10/31/2005	29.72	.68		6.49	7.17	(.56)	36.33	24.44	14		1.21		1.15		1.98
Year ended 10/31/2004	25.68	.47		4.20	4.67	(.63)	29.72	18.48	3		1.29		1.27		1.66
Year ended 10/31/2003	18.90	.39		6.57	6.96	(.18)	25.68	37.14	1		1.43		1.33		1.79
Period from 10/7/2002 to 10/31/2002	18.21	-	(7)	.69	.69	-	18.90	3.79	-	(6)	.13		.09		-	(8)
Class R-5:
Year ended 10/31/2005	29.76	.78		6.51	7.29	(.62)	36.43	24.83	187.89				.84		2.28
Year ended 10/31/2004	25.66	.55		4.20	4.75	(.65)	29.76	18.83	87.95				.94		1.96
Year ended 10/31/2003	18.93	.46		6.57	7.03	(.30)	25.66	37.60	45		1.01		1.01		2.15
Period from 5/15/2002 to 10/31/2002	23.05	.12		(4.24)	(4.12)	-	18.93	(17.87)	27.46				.46		.62

	Year ended October 31
	2005	2004	2003	2002	2001

Portfolio turnover rate for all classes of shares	26%	20%	30%	32%	40%

(1) Based on operations for the period shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Based on average shares outstanding.
(3) Total returns exclude all sales charges, including contingent deferred sales charges.
(4) The ratios in this column reflect the impact, if any, of certain reimbursements/waivers from CRMC.
During some of the periods shown, CRMC reduced fees for investment advisory services for all share classes.
In addition, during the start-up period for the retirement plan share classes (except Class R-5),
CRMC agreed to pay a portion of the fees related to transfer agent services.
(5) Annualized.
(6) Amount less than $1 million.
(7) Amount less than one cent.
(8) Amount less than .01 percent.

See Notes to Financial Statements

Report of independent registered public accounting firm

To the Shareholders and Board of Directors of New World Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of New World Fund, Inc. (the “Fund”), including the summary investment portfolio, as of October 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of New World Fund, Inc. as of October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Costa Mesa, California
December 14, 2005

Tax information                                                                                      unaudited

We are required to advise you within 60 days of the fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The information below is provided for the fund’s fiscal year ended October 31, 2005.

The amount of foreign taxes passed through to shareholders for the fiscal year was $9,983,000. Foreign source income earned by the fund for the fiscal year was $129,627,000.

Individual shareholders are eligible for reduced tax rates on qualified dividend income. The fund designates $73,460,000 of the dividends received as qualified dividend income.

Corporate shareholders may exclude up to 70% of qualifying dividends. The fund designates $2,274,000 of dividends received as qualified dividend income.

For state tax purposes, certain states may exempt from income taxation that portion of the income dividends paid by the fund that were derived from direct U.S. government obligations. The fund designates $390,000 as interest derived on direct U.S. government obligations.

Individual shareholders should refer to their Form 1099-DIV or other tax information, which will be mailed in January 2006, to determine the calendar year amounts to be included on their 2005 tax returns. Shareholders should consult their tax advisers.

Expense example                                                                                                             unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2005, through October 31, 2005).

Actual expenses:

The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period. There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts and CollegeAmerica accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F and Class 529-F shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would also be lower by the amount of these fees.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds. There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts and CollegeAmerica accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F and Class 529-F shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would also be lower by the amount of these fees.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 5/1/2005	Ending account value 10/31/2005	Expenses paid during period[1]	Annualized expense ratio

Class A -- actual return	$1,000.00	$1,128.64	$5.69	1.06%
Class A -- assumed 5% return	1,000.00	1,019.86	5.40	1.06
Class B -- actual return	1,000.00	1,124.01	9.90	1.85
Class B -- assumed 5% return	1,000.00	1,015.88	9.40	1.85
Class C -- actual return	1,000.00	1,123.73	10.12	1.89
Class C -- assumed 5% return	1,000.00	1,015.68	9.60	1.89
Class F -- actual return	1,000.00	1,128.34	5.79	1.08
Class F -- assumed 5% return	1,000.00	1,019.76	5.50	1.08
Class 529-A -- actual return	1,000.00	1,128.11	5.90	1.10
Class 529-A -- assumed 5% return	1,000.00	1,019.66	5.60	1.10
Class 529-B -- actual return	1,000.00	1,123.47	10.60	1.98
Class 529-B -- assumed 5% return	1,000.00	1,015.22	10.06	1.98
Class 529-C -- actual return	1,000.00	1,123.39	10.54	1.97
Class 529-C -- assumed 5% return	1,000.00	1,015.27	10.01	1.97
Class 529-E -- actual return	1,000.00	1,126.40	7.72	1.44
Class 529-E -- assumed 5% return	1,000.00	1,017.95	7.32	1.44
Class 529-F -- actual return	1,000.00	1,128.96	5.10	.95
Class 529-F -- assumed 5% return	1,000.00	1,020.42	4.84	.95
Class R-1 -- actual return	1,000.00	1,123.94	10.06	1.88
Class R-1 -- assumed 5% return	1,000.00	1,015.73	9.55	1.88
Class R-2 -- actual return	1,000.00	1,123.67	9.96	1.86
Class R-2 -- assumed 5% return	1,000.00	1,015.83	9.45	1.86
Class R-3 -- actual return	1,000.00	1,126.14	7.93	1.48
Class R-3 -- assumed 5% return	1,000.00	1,017.74	7.53	1.48
Class R-4 -- actual return	1,000.00	1,127.90	6.01	1.12
Class R-4 -- assumed 5% return	1,000.00	1,019.56	5.70	1.12
Class R-5 -- actual return	1,000.00	1,129.62	4.29	.80
Class R-5 -- assumed 5% return	1,000.00	1,021.17	4.08	.80

1 Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (184), and divided by 365 (to reflect the one-half year period).

Other share class results                   unaudited

Class B, Class C, Class F and Class 529

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For the most current information and month-end results, visit americanfunds.com.

Average annual total returns for periods ended September 30, 2005 (the most recent calendar quarter):

	1 year	5 years	Life of class

Class B shares — first sold 3/15/00
Reflecting applicable contingent deferred sales charge
(CDSC), maximum of 5%, payable only if shares
are sold within six years of purchase	+25.84%	+10.18%	+5.72%
Not reflecting CDSC	+30.84%	+10.45%	+5.86%

Class C shares — first sold 3/15/01
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	+29.75%	—	+14.16%
Not reflecting CDSC	+30.75%	—	+14.16%

Class F shares[1]— first sold 3/16/01
Not reflecting annual asset-based fee charged
by sponsoring firm	+31.75%	—	+15.24%

Class 529-A shares[2]— first sold 2/19/02
Reflecting 5.75% maximum sales charge	+24.15%	—	+17.17%
Not reflecting maximum sales charge	+31.73%	—	+19.11%

Class 529-B shares[2]— first sold 2/26/02
Reflecting applicable CDSC, maximum of 5%, payable
only if shares are sold within six years of purchase	+25.64%	—	+17.61%
Not reflecting CDSC	+30.64%	—	+18.16%

Class 529-C shares[2]— first sold 2/25/02
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	+29.62%	—	+18.23%
Not reflecting CDSC	+30.62%	—	+18.23%

Class 529-E shares[1,2]— first sold 3/22/02	+31.31%	—	+17.10%

Class 529-F shares[1,2]— first sold 9/17/02
Not reflecting annual asset-based fee charged
by sponsoring firm	+31.78%	—	+26.62%

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on page 24 for details.

1 These shares are sold without any initial or contingent deferred sales charge.
2Results shown do not reflect the $10 initial account setup fee and an annual $10 account maintenance fee.

Board of Directors

“Non-interested” Directors

Name and age	Year first elected a Director of the fund[1]	Principal occupation(s) during past five years

Elisabeth Allison, 59	1999	Partner, ANZI, Ltd. (transactional work specializing in joint ventures and strategic alliances); Business negotiator, Harvard Medical School

Vanessa C. L. Chang, 53	2005	Director, EL & EL Investments (real estate); former President and CEO, ResolveItNow.com (insurance-related Internet company)

Robert A. Fox, 68	1999	Managing General Partner, Fox Investments LP; retired President and CEO, Foster Farms (poultry producer)

Jae H. Hyun, 56	2005	Chairman of the Board, Tong Yang Major Corp. (financial services)

Koichi Itoh, 65	1999	Executive Chairman of the Board, Itoh Building Co., Ltd. (building management); former President, Autosplice KK (electronics)

William H. Kling, 63	1999	President, American Public Media Group

John G. McDonald, 68	1999	Professor of Finance, Graduate School of Business, Stanford University

William I. Miller, 49 Chairman of the Board (Independent and Non-Executive)	1999	Chairman of the Board, Irwin Financial Corporation

Alessandro Ovi, 61	2001	Special Adviser to the President of the European Commission; former CEO, Tecnitel

Kirk P. Pendleton, 66	1999	Chairman of the Board and CEO, Cairnwood, Inc. (venture capital investment)

Rozanne L. Ridgway, 70	2005	Director of companies; Chair (non-executive), Baltic-American Enterprise Fund; former co-chair, Atlantic Council of the United States

Name and age	Number of portfolios in fund complex[2] overseen by Director	Other directorships[3] held by Director

Elisabeth Allison, 59	3	Color Kinetics, Inc.

Vanessa C. L. Chang, 53	3	None

Robert A. Fox, 68	7	Chemtura Corporation

Jae H. Hyun, 56	3	Tong Yang Investment Bank; Tong Yang Magic Inc.; Tong Yang Systems Corp.

Koichi Itoh, 65	5	None

William H. Kling, 63	6	Irwin Financial Corporation

John G. McDonald, 68	8	iStar Financial, Inc.; Plum Creek Timber Co.; Scholastic Corporation; Varian, Inc.

William I. Miller, 49 Chairman of the Board (Independent and Non-Executive)	3	Cummins, Inc.

Alessandro Ovi, 61	3	SEAT (Telecom Italia); ST Microelectronics

Kirk P. Pendleton, 66	6	None

Rozanne L. Ridgway, 70	3	Boeing; 3M Corporation; Emerson Electric; Manpower, Inc.; Sara Lee Corporation

“Interested” Directors[4]

Name, age and position with fund	Year first elected a Director or officer of the fund[1]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund

Gina H. Despres, 64 Vice Chairman of the Board	1999	Senior Vice President, Capital Research and Management Company; Senior Vice President, Capital Strategy Research, Inc.[5]

Robert W. Lovelace, 43 President	1999	Senior Vice President, Capital Research and Management Company; Chairman of the Board, Capital Research Company;[5] Director, The Capital Group Companies, Inc.[5]

“Interested” Directors[4]

Name, age and position with fund	Number of portfolios in fund complex[2] overseen by Director	Other directorships[3] held by Director

Gina H. Despres, 64 Vice Chairman of the Board	4	None

Robert W. Lovelace, 43 President	1	None

The statement of additional information includes additional information about fund Directors and is available without charge upon request by calling American Funds Service Company at 800/421-0180. The address for all Directors and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Fund Secretary.

Other officers6

Name, age and position with fund	Year first elected an officer of the fund[1]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund

Mark E. Denning, 48 Senior Vice President	1999	Director, Capital Research and Management Company; Senior Vice President, Capital Research Company[5]

David C. Barclay, 49 Vice President	1999	Senior Vice President, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[5]

Michael J. Downer, 50 Vice President	2003	Vice President and Secretary, Capital Research and Management Company; Secretary and Director, American Funds Distributors, Inc.;[5] Director, Capital Bank and Trust Company[5]

Alwyn Heong, 45 Vice President	1999	Senior Vice President, Capital Research Company[5]

Joseph R. Higdon, 64 Vice President	1999	Senior Vice President, Capital Research Company;[5] Senior Vice President and Director, Capital Strategy Research, Inc.[5]

Carl M. Kawaja, 41 Vice President	1999	Senior Vice President, Capital Research Company;[5] Director, Capital International, Inc.[5]

Vincent P. Corti, 49 Secretary	1999	Vice President — Fund Business Management Group, Capital Research and Management Company

R. Marcia Gould, 51 Treasurer	1999	Vice President — Fund Business Management Group, Capital Research and Management Company

Dayna G. Yamabe, 38 Assistant Treasurer	1999	Vice President — Fund Business Management Group, Capital Research and Management Company

1 Directors and officers of the fund serve until their resignation, removal or retirement.
2 Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series,® which serves as the underlying investment vehicle for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain nonprofit organizations.
3 This includes all directorships (other than those in the American Funds) that are held by each Director as a director of a public company or a registered investment company.
4 “Interested persons” within the meaning of the 1940 Act, on the basis of their affiliation with the fund's investment adviser, Capital Research and Management Company, or affiliated entities (including the fund's principal underwriter).
5 Company affiliated with Capital Research and Management Company.
6 All of the officers listed, with the exception of Joseph R. Higdon, are officers and/or Directors/Trustees of one or more of the other funds for which Capital Research and Management Company serves as Investment Adviser.

Offices

Offices of the fund and of the investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

135 South State College Boulevard
Brea, CA 92821-5823

Transfer agent for shareholder accounts
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 25065
Santa Ana, CA 92799-5065

P.O. Box 659522
San Antonio, TX 78265-9522

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel
Kirkpatrick & Lockhart Nicholson Graham LLP
Four Embarcadero Center
San Francisco, CA 94111-4121

Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

There are several ways to invest in New World Fund. Class A shares are subject to a 5.75% maximum up-front sales charge that declines for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. Other share classes, which are generally not available for certain employer-sponsored retirement plans, have no up-front sales charges but are subject to additional annual expenses and fees. Annual expenses for Class B shares were 0.76 percentage points higher than for Class A shares; Class B shares convert to Class A shares after eight years of ownership. If redeemed within six years, Class B shares may also be subject to a contingent deferred sales charge (“CDSC”) of up to 5% that declines over time. Class C shares were subject to annual expenses 0.80 percentage points higher than those for Class A shares and a 1% CDSC if redeemed within the first year after purchase. Class C shares convert to Class F shares after 10 years. Class F shares, which are available only through certain fee-based programs offered by broker-dealer firms and registered investment advisers, had higher annual expenses (by 0.02 percentage points) than did Class A shares, and an annual asset-based fee charged by the sponsoring firm. Expenses are deducted from income earned by the fund. As a result, dividends and investment results will differ for each share class.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds and CollegeAmerica. This and other important information is contained in the fund’s prospectus and the CollegeAmerica program description, which can be obtained from your financial adviser and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com. If you reside in a state other than Virginia, there may be an in-state plan that provides tax and other benefits not available through CollegeAmerica. Talk to your tax adviser. CollegeAmerica is distributed by American Funds Distributors and sold through unaffiliated intermediaries.

“American Funds Proxy Voting Guidelines” — which describes how we vote proxies relating to portfolio securities — is available free of charge on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov, on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the SEC for the 12 months ended June 30 by August 31. The report also is available on the SEC and American Funds websites.

A complete October 31, 2005, portfolio of New World Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

New World Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. (800/SEC-0330). Additionally, the list of portfolio holdings also is available by calling AFS.

This report is for the information of shareholders of New World Fund but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2005, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

[logo - American Funds®]

CollegeAmerica is sponsored by
Virginia College Savings PlanSM

What makes American Funds different?

For more than 70 years, we have followed a consistent philosophy that we firmly believe is in our investors’ best interests. The range of opportunities offered by our family of just 29 carefully conceived, broadly diversified funds has attracted over 30 million shareholder accounts.

Our unique combination of strengths includes these five factors:

•	A long-term, value-oriented approach
Rather than follow fads, we pursue a consistent strategy, focusing on each investment’s long-term potential.

•	An unparalleled global research effort
American Funds draws on one of the industry’s most globally integrated research networks.

•	The multiple portfolio counselor system
Every American Fund is divided among a number of portfolio counselors. Each takes responsibility for a portion independently, within each fund’s objectives; in most cases, research analysts manage a portion as well. Over time this method has contributed to a consistency of results and continuity of management.

•	Experienced investment professionals

The recent market decline was not the first for most of the portfolio counselors who serve the American Funds. More than half of them were in the investment business before the sharp market decline of 1987.

•	A commitment to low operating expenses
American Funds’ operating expenses are among the lowest in the mutual fund industry. Our portfolio turnover rates are low as well, keeping transaction costs and tax consequences contained.

29 mutual funds, consistent philosophy, consistent results

• Growth funds
Emphasis on long-term growth through stocks
AMCAP Fund®
EuroPacific Growth Fund®
The Growth Fund of America®
The New Economy Fund®
New Perspective Fund®
>    New World FundSM
SMALLCAP World Fund®

• Growth-and-income funds
Emphasis on long-term growth and dividends through stocks
American Mutual Fund®
Capital World Growth and Income FundSM
Fundamental InvestorsSM
The Investment Company of America®
Washington Mutual Investors FundSM

• Equity-income funds
Emphasis on above-average income and growth through stocks and/or bonds
Capital Income Builder®
The Income Fund of America®

• Balanced fund
Emphasis on long-term growth and current income through stocks and bonds
American Balanced Fund®

• Bond funds
Emphasis on current income through bonds
American High-Income TrustSM
The Bond Fund of AmericaSM
Capital World Bond Fund®
Intermediate Bond Fund of America®
U.S. Government Securities FundSM

• Tax-exempt bond funds
Emphasis on tax-free current income through municipal bonds
American High-Income Municipal Bond Fund®
Limited Term Tax-Exempt Bond Fund of AmericaSM
The Tax-Exempt Bond Fund of America®

State-specific tax-exempt funds
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®

• Money market funds
The Cash Management Trust of America®
The Tax-Exempt Money Fund of AmericaSM
The U.S. Treasury Money Fund of AmericaSM

The Capital Group Companies

American Funds    Capital Research and Management        Capital International        Capital Guardian        Capital Bank and Trust

Lit. No. MFGEAR-936-1205P

Litho in USA KBDA/CG/8066-S4886

Printed on recycled paper

ITEM 2 - Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 - Audit Committee Financial Expert

The Registrant’s Board has determined that Vanessa C.L. Chang, a member of the Registrant’s Audit Committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the Audit Committee and of the Board; nor will it reduce the responsibility of the other Audit Committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the Board had designated them as such. Most importantly, the Board believes each member of the Audit Committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 - Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2004	$56,000
2005	$65,000
b) Audit-Related Fees:
2004	$8,000
2005	$1,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2004	$8,000
2005	$7,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns including returns relating to the registrant’s investments in non-U.S. jurisdictions.
d) All Other Fees:
2004	none
2005	none

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a) Not Applicable
b) Audit-Related Fees:
2004	$323,000
2005	$355,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agency and investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2004	none
2005	none
d) All Other Fees:
2004	none
2005	$210,000
The other fees consist of consulting services related to the registrant’s compliance program.

The Registrant’s Audit Committee will pre-approve all audit and permissible non-audit services that the Committee considers compatible with maintaining the auditors’ independence. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The Committee will not delegate its responsibility to pre-approve these services to the investment adviser. The Committee may delegate to one or more Committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full Committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser, and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant and the adviser and affiliates that provide ongoing services to the Registrant were $982,000 for fiscal year 2004 and $957,000 for fiscal year 2005. The non-audit services represented by these amounts were brought to the attention of the Committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 - Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 - Schedule of Investments

[logo - AMERICAN FUNDS (R)]

New World FundSM
Investment portfolio

October 31, 2005

		Market value
Common stocks — 76.21%	Shares	(000)

FINANCIALS — 16.21%
Grupo Financiero Banorte, SA de CV	9,280,000	$ 79,157
Itaúsa - Investimentos Itaú SA, preferred nominative	20,226,642	60,630
EFG International[1]	1,938,000	55,670
Banco Itaú Holding Financeira SA, preferred nominative	2,165,000	51,908
Unibanco-União de Bancos Brasileiros SA, units (GDR)	766,000	40,062
Unibanco-União de Bancos Brasileiros SA, units	1,000,000	10,407
Housing Development Finance Corp. Ltd.	2,207,818	47,446
National Savings and Commercial Bank Ltd.[2]	1,291,000	46,626
KASIKORNBANK PCL, nonvoting depositary receipt[2]	25,300,000	37,626
KASIKORNBANK PCL[2]	2,500,000	3,869
Erste Bank der oesterreichischen Sparkassen AG2	716,800	37,257
ICICI Bank Ltd.[2]	2,865,100	31,812
ICICI Bank Ltd. (ADR)	27,000	639
PT Bank Mandiri (Persero) Tbk[2]	220,083,500	28,718
HSBC Holdings PLC[2]	1,747,017	27,342
Banco Bradesco SA, preferred nominative	498,000	25,670
Banco Bilbao Vizcaya Argentaria, SA2	1,400,000	24,697
Siam City Bank PCL, nonvoting depositary receipt[2]	41,590,000	23,880
Bank Muscat (SAOG) (GDR)[1]	652,790	16,320
Bank Muscat (SAOG) (GDR)[1,3]	265,900	6,647
Siam Commercial Bank PCL[2]	19,130,000	22,179
Banco Latinoamericano de Exportaciones, SA	1,240,000	21,092
National Bank of Pakistan	7,385,000	18,942
Piraeus Bank SA2	890,000	18,062
Banco Santander Central Hispano, SA2	1,239,528	15,775
Bank Polska Kasa Opieki SA2	324,000	15,384
SM Prime Holdings, Inc.[2]	98,000,000	14,121
HDFC Bank Ltd.[2]	836,800	11,350
PT Bank Rakyat Indonesia[2]	46,221,800	11,206
Bank Hapoalim Ltd.[2]	2,728,000	10,468
Bank of the Philippine Islands[2]	9,710,460	9,225
American International Group, Inc.	140,000	9,072
Daegu Bank, Ltd.[2]	725,000	8,660
Citigroup Inc.	175,000	8,012
Bank Zachodni WBK SA2	200,000	6,739
Kookmin Bank[2]	121,000	6,714
Malayan Banking Bhd.[2]	1,430,000	4,394
		867,778

TELECOMMUNICATION SERVICES — 10.36%
Perusahaan Perseroan (Persero) PT Telekomunikasi Indonesia Tbk, Class B2	161,770,000	$ 80,737
Philippine Long Distance Telephone Co.[2]	2,129,960	64,971
América Móvil SA de CV, Series L (ADR)	2,178,600	57,188
Telefónica, SA2	3,358,314	53,495
Partner Communications Co. Ltd.[2]	3,481,800	28,589
Partner Communications Co. Ltd. (ADR)	1,735,000	14,123
Tele Norte Leste Participações SA, preferred nominative	2,043,905	35,833
Advanced Info Service PCL[2]	13,641,500	33,493
TIM Participações SA, preferred nominative (ADR)	1,448,228	29,356
Maxis Communications Bhd.[2]	10,746,400	25,628
Telekom Austria AG2	1,025,000	21,244
Tele Centro Oeste Celular Participações SA, preferred nominative	1,009,577	8,980
Tele Centro Oeste Celular Participações SA, preferred nominative (ADR)	985,000	8,914
Tele Centro Oeste Celular Participações SA, ordinary nominative	17,540	152
Celular CRT SA, Class A, preferred nominative	660,150	15,267
Celular CRT SA, ordinary nominative	24,114	449
Magyar Távközlési Rt. (ADR)	525,000	12,285
Magyar Távközlési Rt.[2]	194,099	920
China Mobile (Hong Kong) Ltd.[2]	2,919,800	13,037
China Unicom Ltd.[2]	13,991,300	10,743
KT Corp. (ADR)	422,000	9,094
Portugal Telecom, SGPS, SA2	1,002,900	9,064
Bharti Tele-Ventures Ltd.[1,2]	810,000	5,809
Telenor ASA[2]	590,000	5,771
Teléfonos de México, SA de CV, Class L (ADR)	200,000	4,036
GLOBE TELECOM, Inc.[2]	223,993	2,880
PT Indosat Tbk (ADR)	111,500	2,687
		554,745

CONSUMER STAPLES — 8.62%
Fomento Económico Mexicano, SA de CV (ADR)	1,182,000	80,364
Nestlé SA2	187,700	55,819
Pyaterochka Holding NV (GDR)[1,2,3]	2,167,800	42,501
Pyaterochka Holding NV (GDR)[1,2]	50,000	980
Cía. de Bebidas das Américas - AmBev, preferred nominative (ADR)	900,000	31,950
Cía. de Bebidas das Américas - AmBev, ordinary nominative (ADR)	197,000	5,502
Tesco PLC[2]	6,185,000	32,895
PepsiCo, Inc.	436,000	25,759
Nestlé India Ltd.	1,051,300	19,702
Avon Products, Inc.	728,000	19,649
China Mengniu Dairy Co.[2]	22,483,000	17,701
Wal-Mart de México, SA de CV, Series V (ADR)	340,000	16,609
Coca-Cola Co.	356,700	15,260
Groupe Danone[2]	143,800	14,666
Migros Türk TAS[2]	1,500,956	13,123
Anheuser-Busch Companies, Inc.	295,000	12,172
Oriflame Cosmetics SA (SDR)[2]	402,550	10,406
Unilever NV2	119,500	8,402
Unilever PLC[2]	799,034	8,097
Kimberly-Clark de México, SA de CV, Class A, ordinary participation certificates	2,000,000	6,643
Coca-Cola HBC SA	200,000	5,453
Coca-Cola FEMSA, SA de CV, Series L	2,065,000	5,298
Hindustan Lever Ltd.[2]	1,200,000	4,302
L'Oréal SA2	58,000	4,259
Heineken NV2	125,000	3,954
		461,466

MATERIALS — 7.75%
Cía. Vale do Rio Doce, preferred nominative, Class A	1,192,000	43,943
Cía. Vale do Rio Doce, ordinary nominative (ADR)	123,000	5,084
INI Steel Co.[2]	1,975,000	44,078
Hindalco Industries Ltd.[2]	15,490,820	39,440
Aracruz Celulose SA, Class B, preferred nominative (ADR)	888,000	34,010
Votorantim Celulose e Papel SA, preferred nominative (ADR)	2,835,000	33,935
AngloGold Ashanti Ltd.[2]	849,785	33,666
Cemex, SA de CV, ordinary participation certificates, units (ADR)	582,365	30,324
Associated Cement Companies Ltd.[2]	2,500,000	24,739
Siam Cement PCL[2]	4,320,000	24,376
Ivanhoe Mines Ltd.[1]	2,660,000	19,952
Phelps Dodge Corp.	137,000	16,504
Siam City Cement PCL[2]	1,874,600	13,159
Hanil Cement Co., Ltd.	181,500	11,793
BHP Billiton PLC[2]	682,288	10,019
Holcim Ltd.[2]	140,142	8,703
Asian Paints (India) Ltd.	750,000	8,059
Formosa Plastics Corp.[2]	3,519,828	5,315
Harmony Gold Mining Co. Ltd.[1,2]	475,000	5,027
Hyosung Corp.[2]	237,608	2,756
		414,882

CONSUMER DISCRETIONARY — 6.77%
Toyota Motor Corp.[2]	1,058,700	48,413
Maruti Udyog Ltd.[2]	3,567,000	43,513
Shangri-La Asia Ltd.[2]	26,874,000	37,619
Honda Motor Co., Ltd.[2]	614,500	33,562
Kuoni Reisen Holding AG, Class B1	85,150	32,019
Grupo Televisa, SA, ordinary participation certificates (ADR)	335,000	24,488
BEC World PCL[2]	45,200,000	16,645
Li & Fung Ltd.[2]	7,349,000	15,672
Cheng Shin Rubber (Xiamen) Ind., Ltd.[2]	21,223,264	15,328
Makita Corp.[2]	625,000	14,472
Yue Yuen Industrial (Holdings) Ltd.[2]	5,224,000	13,195
Laureate Education, Inc.[1]	265,000	13,091
LG Electronics Inc.[2]	178,630	11,702
Central European Media Enterprises Ltd., Class A1	238,917	11,107
Cheil Industries Inc.[2]	400,000	9,702
Astro All Asia Networks PLC[2]	6,088,500	8,871
Koninklijke Philips Electronics NV2	290,000	7,566
Nien Hsing Textile Co., Ltd.[2]	8,600,000	5,296
Antena 3 Televisión, SA2	5,344	104
		362,365

INDUSTRIALS — 6.30%
Daelim Industrial Co., Ltd.[2]	1,003,260	58,359
Wienerberger AG2	1,199,000	46,354
Thai Airways International PCL[2]	50,138,200	45,500
Hyundai Development Co.[2]	887,000	32,557
Italian-Thai Development PCL[2]	135,416,600	29,304
Bharat Heavy Electricals Ltd.	1,100,000	27,596
Metso Oyj[2]	770,000	20,017
Jet Airways (India) Ltd.[2]	721,600	16,149
International Container Terminal Services, Inc.[2]	88,828,000	15,251
Sandvik AB2	300,000	$ 14,451
AGCO Corp.[1]	825,000	13,192
Asahi Glass Co., Ltd.[2]	1,050,000	11,401
Hi-P International Ltd.[2]	4,664,000	3,852
3M Co.	47,000	3,571
		337,554

UTILITIES — 5.73%
CPFL Energia SA (ADR)	2,155,000	67,171
Cia. Energética de Minas Gerais - CEMIG, preferred nominative	1,349,200,000	49,204
NTPC Ltd.[2]	15,986,000	34,499
Perusahaan Gas Negara (Persero) Tbk.[2]	58,260,000	31,099
Reliance Energy Ltd.	2,711,000	31,043
GAIL (India) Ltd.	4,630,000	24,106
Cheung Kong Infrastructure Holdings Ltd.[2]	5,050,000	15,704
Electricity Generating PCL, nonvoting depositary receipt[2]	4,774,227	9,050
Electricity Generating PCL	3,635,773	6,218
AES Corp.[1]	700,000	11,123
Tenaga Nasional Bhd.[2]	3,550,000	9,405
Gas Natural SDG, SA2	336,000	9,152
Veolia Environnement[2]	220,000	9,150
		306,924

ENERGY— 4.51%
MOL Magyar Olaj- és Gázipari Rt., Class A2	645,000	59,658
Petróleo Brasileiro SA - Petrobras, ordinary nominative (ADR)	559,000	35,720
Petróleo Brasileiro SA - Petrobras, preferred nominative (ADR)	231,892	13,304
Oil & Natural Gas Corp. Ltd.[2]	1,019,533	21,032
FMC Technologies, Inc.[1]	571,700	20,844
Nexen Inc.	480,713	19,779
Banpu PCL[2]	4,904,000	16,851
China Shenhua Energy Co. Ltd.[1,2]	11,450,000	12,545
Noble Energy, Inc.	300,000	12,015
Harvest Natural Resources, Inc.[1]	934,000	9,041
Royal Dutch Shell PLC, Class B (ADR)	109,819	7,183
Reliance Industries Ltd.[2]	421,000	7,132
China Oilfield Services Ltd., Class H2	11,298,700	4,150
OAO NOVATEK (GDR)[1,2,3]	93,300	2,084
		241,338

INFORMATION TECHNOLOGY — 3.83%
NHN Corp.[1,2]	287,482	47,600
Kingboard Chemical Holdings Ltd.[2]	21,199,400	44,775
Mediatek Incorporation[2]	3,517,576	30,703
Hon Hai Precision Industry Co., Ltd.[2]	5,641,537	24,451
Samsung Electronics Co., Ltd.[2]	43,000	22,812
Venture Corp. Ltd.[2]	1,531,800	11,318
NetEase.com, Inc. (ADR)[1]	80,000	6,102
QUALCOMM Inc.[1]	150,000	5,964
SINA Corp.[1]	210,000	5,323
Sohu.com Inc.[1]	180,000	2,725
Samsung SDI Co., Ltd.[2]	21,800	2,146
KEC Corp.[2]	750,000	1,279
		205,198

HEALTH CARE — 1.51%
Novo Nordisk A/S, Class B2	483,300	$ 24,750
Gedeon Richter Ltd.[2]	89,500	14,684
Ranbaxy Laboratories Ltd.	1,537,142	11,976
Teva Pharmaceutical Industries Ltd. (ADR)	275,000	10,483
AstraZeneca PLC[2]	172,700	7,764
Dr. Reddy’s Laboratories Ltd.[2]	400,000	7,184
Apollo Hospitals Enterprise Ltd. (GDR)[3]	253,800	2,398
Apollo Hospitals Enterprise Ltd.[2]	5,500	53
Lumenis Ltd.[1]	820,000	1,640
		80,932

MISCELLANEOUS — 4.62%
Other common stocks in initial period of acquisition		247,276

Total common stocks (cost: $3,056,380,000)		4,080,458

Warrants — 0.01%

INFORMATION TECHNOLOGY — 0.01%
Kingboard Chemical Holdings Ltd., warrants, expire 2006[1]	1,869,940	494

Total warrants (cost: $0)		494

	Principal amount
Bonds & notes — 10.71%	(000)

NON-U.S. GOVERNMENT BONDS & NOTES — 10.11%
United Mexican States Government Global 8.625% 2008	$ 5,471	5,925
United Mexican States Government Global 4.83% 2009[4]	18,750	19,073
United Mexican States Government Global 10.375% 2009	4,500	5,213
United Mexican States Government Global 9.875% 2010	21,625	25,485
United Mexican States Government Global 6.375% 2013	10,000	10,500
United Mexican States Government, Series MI10, 8.00% 2013	MXP67,600	5,952
United Mexican States Government, Series MI10, 9.50% 2014	29,700	2,849
United Mexican States Government Global 11.375% 2016	$12,120	17,544
United Mexican States Government, Series M20, 8.00% 2023	MXP52,700	4,389
Russian Federation 8.25% 2010	$49,400	52,848
Russian Federation 8.25% 2010[3]	5,648	6,042
Russian Federation 5.00% 2030[3,4]	30,813	34,279
Russian Federation 5.00% 2030[5]	3,000	3,337
Brazilian Treasury Bill 0% 2007	R$5	1,949
Brazil (Federal Republic of) Global 5.25% 2009[4]	$ 2,817	2,789
Brazil (Federal Republic of) Global 14.50% 2009	4,625	5,901
Brazil (Federal Republic of) Global 9.25% 2010	12,600	13,866
Brazil (Federal Republic of) Global 8.00% 2018	15,045	15,579
Brazil (Federal Republic of) Global 8.875% 2019	4,000	4,230
Brazil (Federal Republic of) Global 10.125% 2027	12,000	13,890
Brazil (Federal Republic of) Global 11.00% 2040	22,025	26,491
Argentina (Republic of) 3.504% 2012[4]	18,700	14,514
Argentina (Republic of) 2.192% 2014[6]	ARS 10,960	$ 3,305
Argentina (Republic of) 6.501% 2033[6,7]	111,031	38,879
Argentina (Republic of) 0.72% 2038[6]	60,889	8,646
Panama (Republic of) Global 8.25% 2008	$26,050	27,776
Panama (Republic of) Global 9.625% 2011	2,685	3,101
Panama (Republic of) Global 9.375% 2012	6,527	7,637
Panama (Republic of) Global 10.75% 2020	2,255	3,072
Panama (Republic of) Global 9.375% 2023	8,161	9,956
Panama (Republic of) Global 8.875% 2027	100	117
Panama (Republic of) Global 9.375% 2029	6,535	8,022
Peru (Republic of) 9.125% 2012	25,300	29,373
Peru (Republic of) 8.375% 2016	14,250	16,138
Peru (Republic of) Past Due Interest Eurobond 5.00% 2017[4]	5,679	5,480
Colombia (Republic of) Global 10.00% 2012	18,725	22,142
Colombia (Republic of) Global 10.75% 2013	9,840	12,005
Columbia (Republic of) Global 8.25% 2014	3,100	3,370
Columbia (Republic of) 8.125% 2024	3,375	3,513
Turkey (Republic of) 20.00% 2007	TRY9,955	8,115
Turkey (Republic of) 15.00% 2010	5,700	4,608
Turkey (Republic of) 11.875% 2030	$8,900	12,949
Philippines (Republic of) 8.875% 2008	4,740	5,084
Philippines (Republic of) 8.375% 2009	8,335	8,846
Philippines (Republic of) Global 10.625% 2025	4,250	4,925
Venezuela (Republic of) 9.25% 2027	1,500	1,751
		541,455

INFORMATION TECHNOLOGY — 0.30%
Amkor Technology, Inc. 10.50% 2009	5,960	5,126
Amkor Technology, Inc. 7.125% 2011	12,340	10,736
		15,862

UTILITIES — 0.15%
Enersis SA 7.375% 2014	4,550	4,803
AES Gener SA 7.50% 2014	3,000	3,003
		7,806

ENERGY — 0.09%
Pemex Project Funding Master Trust 8.00% 2011	2,300	2,577
Petrozuata Finance, Inc., Series B, 8.22% 2017[3,8]	2,250	2,126
		4,703

INDUSTRIALS — 0.06%
TFM, SA de CV 9.375% 2012[3]	3,200	3,488

Total bonds & notes (cost: $519,864,000)		573,314

Short-term securities — 12.69%

Barclays U.S. Funding LLC 3.835% due 11/28/2005	39,500	39,384
Siemens Capital Co. LLC 3.85%-3.98% due 11/10-12/16/2005	37,100	36,933
IXIS Commercial Paper Corp. 3.80%-3.94% due 11/10-12/13/2005[3]	35,200	35,111
Dexia Delaware LLC 3.84%-3.855% due 11/15-11/28/2005	34,200	34,132
KfW International Finance Inc. 3.92%-4.04% due 12/13-12/27/2005[3]	34,100	33,908
CBA (Delaware) Finance Inc. 3.91%-3.93% due 12/12-12/19/2005	31,600	31,449
BNP Paribas Finance Inc. 3.775%-3.855% due 11/30-12/2/2005	30,500	30,405
Bank of Ireland 3.78% due 11/9-11/14/2005[3]	29,800	29,769
Thunder Bay Funding, LLC 3.78%-3.91% due 11/7-11/22/2005[3]	29,100	29,061
Royal Bank of Scotland PLC 3.63%-3.77% due 11/3-11/8/2005	28,700	28,683
Lloyds Bank PLC 3.78% due 11/4/2005	25,000	24,990
Depfa Bank PLC 3.675% due 11/14/2005[3]	25,000	24,964
HBOS Treasury Services PLC 3.97% due 12/19/2005	25,000	24,867
DaimlerChrysler Revolving Auto Conduit LLC II 3.89% due 11/16/2005	23,500	23,459
Calyon North America Inc. 3.63% due 11/7/2005	22,400	22,384
Edison Asset Securitization LLC 3.65% due 11/7/2005[3]	20,700	20,685
Federal Home Loan Bank 3.675%-3.80% due 11/2-11/18/2005	18,200	18,174
GlaxoSmithKline Finance PLC 3.90% due 12/12/2005	17,900	17,820
Spintab AB (Swedmortgage) 3.72%-3.87% due 11/18/2005	17,800	17,766
Allied Irish Banks N.A. Inc. 3.67% due 11/8/2005[3]	17,200	17,186
Société Générale 3.70% due 11/1/2005	17,000	17,000
Shell International Finance BV 3.94%-4.00% due 12/19-12/20/2005	17,000	16,907
Amsterdam Funding Corp. 3.78% due 11/8/2005[3]	16,600	16,586
Stadshypotek Delaware Inc. 3.68% due 11/14/2005[3]	16,000	15,977
ANZ (Delaware) Inc. 3.63% due 11/7/2005	10,000	9,993
ANZ National (International) Ltd. 3.88% due 12/12/2005[3]	5,900	5,873
Toyota Motor Credit Corp. 3.98% due 12/28/2005[9]	13,100	13,019
HSBC USA Inc. 3.67% due 11/1/2005	12,000	11,999
Gaz de France 3.99%-4.00% due 12/12/2005[3]	11,600	11,546
Concentate Manufacturing Co. of Ireland 3.985% due 11/28/2005	10,000	9,969
Total Capital SA 3.88% due 12/8/2005[3]	9,300	9,262

Total short-term securities (cost: $679,250,000)		679,261

Total investment securities (cost: $4,255,494,000)		5,333,527
Other assets less liabilities		20,165

Net assets		$5,353,692

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

1Security did not produce income during the last 12 months.
2Valued under fair value procedures adopted by authority of the Board of Directors. At October 31, 2005, 126 of the fund’s securities, including those in “Miscellaneous” (with aggregate value of $2,416,634,000), were fair valued under procedures that took into account significant price changes that occurred between the close of trading in those securities and the close of regular trading on the New York Stock Exchange.
3Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities was $349,493,000, which represented 6.53% of the net assets of the fund.
4Coupon rate may change periodically.
5Step bond; coupon rate will increase at a later date.
6Index-linked bond whose principal amount moves with a government retail price index.
7Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
8Pass-through security backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturity is shorter than the stated maturity.
9This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

ADR = American Depositary Receipts
GDR = Global Depositary Receipts
SDR = Swedish Depositary Receipts

MFGEFP-936-1205-S4507

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Shareholders and Board of Directors of
New World Fund, Inc.:

We have audited, in accordance with standards of the Public Company Accounting Oversight Board (United States), the financial statements of New World Fund, Inc. (the “Fund”) as of October 31, 2005, and for the year then ended and have issued our report thereon dated December 14, 2005, which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR. Our audit also included the Fund’s investment portfolio (the “Schedule”) as of October 31, 2005 appearing in Item 6 of this Form N-CSR. This Schedule is the responsibility of the Fund’s management. Our responsibility is to express an opinion based on our audit. In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Fund, presents fairly, in all material respects, the information set forth therein.

DELOITTE & TOUCHE LLP
December 14, 2005
Costa Mesa, California

ITEM 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 - Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 - Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a Nominating Committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the Board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Directors. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Nominating Committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Nominating Committee.

ITEM 11 - Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 - Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEW WORLD FUND, INC.

By /s/ Robert W. Lovelace
Robert W. Lovelace, President and PEO

Date: January 6, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Robert W. Lovelace
Robert W. Lovelace, President and PEO

Date: January 6, 2006

By /s/ R. Marcia Gould
R. Marcia Gould, Treasurer and PFO

Date: January 6, 2006